SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 5, 2004
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________

Item 5.      Other Events.

              Incorporated by reference is a press release issued by the Registrant on January 5, 2004, attached as Exhibit 01, providing information concerning a land sale in Lee County by its subsidiary Alico/Agri, LTD.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued January 5, 2004.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 						/s/ L. Craig Simmons
January 8, 2004                              By________________________________
__________________			         L. Craig Simmons, Vice-President
                                                    & Chief Financial Officer
Date						         (Signature)

EXHIBIT INDEX



Exhibit
Number	    Description

01          Press release issued January 5, 2004

FOR IMMEDIATE RELEASE

Contact:	Dick Klaas, Vice President
		Florida Real Estate Consultants, Inc.
		(239) 643-2525


ALICO/AGRI, LTD. COMPLETES SALE OF 244 ACRES NEAR
FLORIDA GULF COAST UNIVERSITY


La Belle, FL. (January 5, 2004) -- Ben Hill Griffin, III, Chief Executive Officer and Chairman of the Board of Alico, Inc. (ALCO), announced today that Alico/Agri, Ltd., a wholly owned subsidiary of Alico, Inc., has completed the sale of 244 acres in Lee County, Florida. The sales price of the property was $30.9 million and will generate an $18.2 million gain, of which $2.1 million will be recorded in the second quarter of fiscal 2004, while the remainder is expected to be recognized by August 31, 2004.

The property is located at the southeast quadrant of the Alico Road and I-75 interchange.